UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 23, 2006

THE HERSHEY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive Hershey, Pennsylvania	17033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(717) 534-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 23, 2006, The Hershey Company (the “Registrant”) entered into a Pricing Agreement (the “Pricing Agreement”) with Banc of America Securities LLC, Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters listed in Schedule I to the Pricing Agreement (the “Underwriters”), pursuant to which the Registrant has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Registrant, $250,000,000 aggregate principal amount of 5.300% Notes due September 1, 2011 and $250,000,000 aggregate principal amount of 5.450% Notes due September 1, 2016 (together, the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of the Underwriting Agreement, dated August 23, 2006 (the “Underwriting Agreement”), between the Registrant and the Underwriters.

The foregoing descriptions of the Pricing Agreement and the Underwriting Agreement are qualified by reference to the respective agreements, copies of which are attached hereto as Exhibit 1.1 and 1.2, respectively, and incorporated by reference herein. Further information concerning the Notes and related matters is set forth in the Registrant’s Prospectus Supplement dated August 23, 2006, which was filed with the Securities and Exchange Commission on August 24, 2006.

In the ordinary course of their respective businesses, certain of the Underwriters and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Registrant and its affiliates for which they have in the past received, and may in the future receive, customary fees. Affiliates of some of the lenders under the Registrant’s five year credit agreement are acting as underwriters for the offering of the Notes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

1.1	Pricing Agreement, dated August 23, 2006, between the Registrant and the Underwriters

1.2	Underwriting Agreement, dated August 23, 2006, between the Registrant and the Underwriters

4.1	Form of Global Security representing the Registrant’s 5.300% Notes due September 1, 2011

4.2	Form of Global Security representing the Registrant’s 5.450% Notes due September 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY
(Registrant)

By:	/s/ Burton H. Snyder
Burton H. Snyder
Senior Vice President, General
Counsel and Secretary

Date: August 28, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1	Pricing Agreement, dated August 23, 2006, between the Registrant and the Underwriters

1.2	Underwriting Agreement, dated August 23, 2006, between the Registrant and the Underwriters

4.1	Form of Global Security representing the Registrant’s 5.300% Notes due September 1, 2011

4.2	Form of Global Security representing the Registrant’s 5.450% Notes due September 1, 2016

4